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                                                                   EXHIBIT 10.68


                        EMPLOYMENT AGREEMENT AMENDMENT

          WHEREAS, Incara Pharmaceuticals Corporation (the "Company") and David
P. Ward (the "Employee") entered into an Employment Agreement dated November 16, 1998 (the "Agreement"); and

          WHEREAS, the Agreement provides for the renewal of the Agreement for one year periods by mutual written agreement;

          WHEREAS, the Company and the Employee wish to amend the Agreement;

          NOW THEREFORE, effective as of May 1, 2001, the parties agree to extend the term of the Agreement under the same terms and conditions for a one year period through April 30, 2002. The remainder of the Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of May 1, 2001.


INCARA PHARMACEUTICALS CORPORATION


By:  /s/ Clayton I. Duncan                            /s/ David P. Ward
     --------------------------------------           -----------------
Name: Clayton I. Duncan                               DAVID P. WARD
Title: Chairman and Chief Executive Officer